Income Taxes (Details) - Schedule of reconciliation of the amounts of gross unrecognized tax benefits $ in Thousands	12 Months Ended
Dec. 31, 2020 USD ($)
Schedule of reconciliation of the amounts of gross unrecognized tax benefits [Abstract]
Beginning balance	$ 10,156
Additions for current year tax positions	15
Additions for prior year tax positions	539
Reductions for prior year tax positions	(25)
Reductions due to lapse in statutes of limitations	(125)
Ending balance	$ 10,560